INVENTORIES	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
INVENTORIES	INVENTORIES
Inventory, net is comprised of:

(in millions)	2023	2022	2021
Raw materials, stores and consumables	38	27	34
Work in progress	34	42	28
Finished goods and goods held for resale	70	45	33
Total inventories, net	$142	$114	$95
The cost of inventories recognized as an expense and included as cost of sales amounted to $186m (2022: $159m; 2021: $127m). Cost of sales included inventory write-offs and losses of $9m (2022: $7m; 2021: $12m). The inventory provision (reflected in the carrying amount above) at December 31, 2023, was $6m (2022: $8m; 2021: $13m).